Rule 497(e)

Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

(the “Trust”)

First Trust IPOX® Europe Equity Opportunities ETF

(the “Fund”)

Supplement to the Fund’s

Statement of additional information

October 29, 2025

Notwithstanding anything to the contrary in the Fund’s statement of additional information, the first sentence of the last paragraph set forth in the section entitled “Investment Objective and Policies” is hereby deleted in its entirety and replaced with the following:

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (a “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled in Europe.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S statement of additional information
FOR FUTURE REFERENCE